Preliminary Copy
                                     OPPENHEIMER VARIABLE ACCOUNT FUNDS

                          3410 South Galena Street, Denver, Colorado 80231

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS TO BE HELD

                                                         AUGUST 25, 1994

To The Shareholders of
Oppenheimer Variable Account Funds

Notice is hereby given that a Special Meeting of Shareholders of Oppenheimer Variable Account Funds (the "Trust") will be held at 3410 South Galena Street, Denver, Colorado, 80231, at 10:00 A.M., Denver time, on August 25, 1994, or any adjournments thereof, for the following purposes:

(a) To approve Investment Advisory Agreements between the Trust and Oppenheimer Management Corporation for each Fund that would provide for an increase in management fee rates (Proposal No. 1);

(b) To approve changes in the fundamental investment policies of each Fund (except Strategic Bond Fund and Money Fund) on hedging, writing covered calls, short sales against-the-box and derivative securities (Proposal No. 2)(Note: Strategic Bond Fund shareholders do not vote on this Proposal; and

(c) To transact such other business as may properly come before the meeting, or any adjournments thereof.

Shareholders of record at the close of business on July 15, 1994, are entitled to vote at the meeting. The Proposals are more fully discussed in the Proxy Statement. Please read it carefully before telling us, through your proxy or in person, how you wish your shares to be voted. The Board of Trustees of the Trust recommends a vote in favor of each Proposal. WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY.

By Order of the Board of Trustees,


George C. Bowen, Secretary

July 25, 1994

Shareholders who do not expect to attend the meeting are asked to indicate voting instructions on the enclosed proxy and to date, sign and return it in the accompanying postage-paid envelope. To avoid unnecessary duplicate mailings, we ask your cooperation in promptly mailing your proxy no matter how large or small your holdings may be.

                                      OPPENHEIMER VARIABLE ACCOUNT FUNDS
                        3410 South Galena Street, Denver, Colorado 80231

                                                         PROXY STATEMENT

                                                 SPECIAL MEETING OF SHAREHOLDERS
                                                   TO BE HELD AUGUST 25, 1994

This statement is furnished to the shareholders of Oppenheimer Variable Account Funds (the "Trust") in connection with the solicitation by the Trust's Board of Trustees of proxies to be used at a special meeting (the "Meeting") of shareholders to be held at 3410 South Galena Street, Denver, Colorado, 80231, at 10:00 A.M., Denver time, on August 25, 1994, or any adjournments thereof. It is expected that the mailing of this Proxy Statement will be made on or about July 25, 1994.

The proxy may be revoked at any time prior to the voting by: (1) writing to the Secretary of the Fund at 3410 South Galena Street, Denver, Colorado 80231; (2) attending the meeting and voting in person; or (3) signing and returning a new proxy (if returned and received in time to be voted).

The cost of printing this proxy statement is an expense of the Trust, and the cost of its distribution is an expense of the insurance companies (the "Participating Insurance Companies") holding Trust shares in their separate accounts. In addition to the solicitation of proxies by mail, proxies may be solicited by officers or employees of the Fund's investment adviser, Oppenheimer Management Corporation (the "Manager"), personally or by telephone or telegraph; any expenses so incurred will also be borne by the Trust. Participating Insurance Companies may be required to forward soliciting material to their contract owners.

The enclosed proxy, if properly executed and returned, will be voted (or counted as an abstention) in accordance with the choices specified thereon. The proxy will be voted in favor of each Proposal unless a choice is indicated to vote against or to abstain from voting on that Proposal. Shares owned of record by Participating Insurance Company will be voted by that Participating Insurance Company based on instructions received from its contract owners. If no instructions are received, the Participation Insurance Company will as record holder vote such shares on the Proposals in the same proportion as that insurance company votes shares for which voting instructions were received in time to be voted. If a shareholder executes and returns a proxy but fails to indicate how the votes should be cast, the proxy will be voted in favor of each Proposal.

Shares Outstanding and Entitled to Vote. The Trust consists of eight separate Funds (the "Funds"). These are Oppenheimer Money Fund ("Money Fund"), Oppenheimer High Income Fund ("High Income Fund"), Oppenheimer Bond Fund ("Bond Fund"), Oppenheimer Capital Appreciation Fund ("Capital Appreciation Fund"), Oppenheimer Growth Fund ("Growth Fund"), Oppenheimer Multiple Strategies Fund ("Multiple Strategies Fund"), Oppenheimer Global Securities Fund ("Global Securities Fund") and Oppenheimer Strategic Bond Fund ("Strategic Bond Fund"). The holders of shares are entitled to one vote for each share (and a fractional vote for a fractional share) held of record at the close of business on the record date. Each share of a Fund has voting rights equal to each other share of that Fund. Shares of a particular Fund may be voted only on the Investment Advisory Agreement or fundamental policy which relates to that Fund.

         All of the outstanding shares of each Fund are held by one or more of the Participating Insurance Companies. As of July 15, 1994, the only entities owning of record or known by the management of the Trust to be the beneficial owners of 5% or more of the outstanding shares of any Fund were (i) Variable Account B of Monarch Life Insurance Company ("Monarch"), Springfield, MA; (ii) Separate Accounts P and Q of Bankers Security Life Insurance Society ("Bankers Security"), Arlington, VA; (iii) Separate Accounts II and III of The Life Insurance Company of Virginia ("Life of Virginia"), Richmond, VA; (iv) Separate Accounts I and II of Nationwide Life Insurance Company ("Nationwide"), Columbus, OH; or (v) Separate Account A of Confederation Life Insurance and Annuity Company ("Confederation"), Atlanta, GA. Such shares were held as follows:

Fund/Total
No. of Shares                                    Bankers            Life of
Outstanding                    Monarch          Security           Virginia       Nationwide      Confederation
Money Fund                     (xx.x%)           (xx.x%)            (xx.x%)          (xx.x%)            (xx.x%)


High Income                    (xx.x%)           (xx.x%)            (xx.x%)          (xx.x%)            (xx.x%)
Fund


Bond Fund                      (xx.x%)           (xx.x%)            (xx.x%)          (xx.x%)            (xx.x%)


Capital                        (xx.x%)           (xx.x%)            (xx.x%)          (xx.x%)            (xx.x%)
Appreciation Fund


Growth Fund                    (xx.x%)           (xx.x%)            (xx.x%)          (xx.x%)            (xx.x%)


Multiple Strategies            (xx.x%)           (xx.x%)            (xx.x%)          (xx.x%)            (xx.x%)
Fund


Global Securities              (xx.x%)           (xx.x%)            (xx.x%)          (xx.x%)            (xx.x%)
Fund


Strategic Bond                 (xx.x%)           (xx.x%)            (xx.x%)          (xx.x%)            (xx.x%)
Fund

APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT
(Proposal No. 1)

Each Fund has an investment advisory agreement between the Trust and the Manager (the "Current Agreement"). The Current Agreement for each Fund except Global Securities and Strategic Bond fund was submitted to and approved by shareholders of these Funds at a meeting held October 1, 1990, because the acquisition of the Manager on October 22, 1990 terminated the previous agreement for that Fund. The Current Agreement for Global Securities Fund was submitted to and approved by shareholders of that Fund on August 27, 1991. The Current Agreement for Strategic Bond Fund is being submitted to shareholders (other than the Manager) of that Fund for the first time at this meeting. Each Current Agreement was renewed for one year in December of 1993.

At a meeting of the Trust's Board of Trustees held June 28, 1994, the Board, including a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act) of the Fund or the Manager, approved the terms of new Investment Advisory Agreements for each Fund (the "Proposed Agreements") between the Trust and the Manager. If approved by the shareholders at this meeting, the Proposed Agreements will be effective on September 1, 1994, and continue in effect until December 31, 1994, and thereafter from year to year unless terminated, but only so long as such continuance is approved in accordance with the Investment Company Act. If any Proposed Agreement is not approved by shareholders, the Current Agreement for that Fund will continue in effect.

Under the Current Agreements, each Fund's management fee is computed on the aggregate net asset value of all eight Funds, and that amount is then multiplied by the ratio of a Fund's net assets to the aggregate of the net assets of all eight Funds. The Current Agreements also contain breakpoints which generally apply to the aggregate net assets of the combined eight Funds with the exception of the Strategic Bond Fund Current Agreement, which has no breakpoints.

Under the Proposed Agreements, each Fund's management fee, including breakpoints, would be computed on the net assets of that Fund alone, and a new schedule of fee rates would be adopted that would increase management fees paid to the Manager. Exhibit A to this proxy statement shows the management fee rates charged under the Current Agreements, and the rates that would be charged under the Proposed Agreements. Exhibit
B contains a list of all registered investment companies for which the Manager and its affiliates act as investment advisors together with the description of the management fee paid by each. Exhibit C sets forth the management fee rates and total expenses paid by each Fund during its fiscal year ended December 31, 1993, and compares these amounts with the amounts that would have been paid had the proposed rates been in effect.

The Proposed Agreements and the Current Agreements (hereinafter jointly referred to as the "Agreements") are identical other than the change in the date of the Agreements and the management fee rates and the method of assessing those rates described above. Under the Agreements, the Manager supervises the investment operations of each Fund and the composition of its portfolio and furnishes each Fund advice and recommendations with respect to investments, investment policies and the purchase and sale of securities. The Agreements require the Manager, at its expense, to provide each Fund with adequate office space, facilities and equipment as well as to provide, and supervise the activities of, all administrative and clerical personnel required to provide effective administration for each Fund, including the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of each Fund. Expenses not expressly assumed by the Manager under the Agreements are paid by each Fund. The Agreements list examples of expenses paid by the Funds, the major categories of which relate to interest, taxes, brokerage commissions, fees to certain Trustees, legal and audit expenses, custodian and transfer agent expenses, share certificate issuance costs, certain printing and registration costs, and non-recurring expenses, including litigation.

The Agreements contain no expense limitation. However, independently of the Current Agreements, the Manager has undertaken that the ordinary operating expenses of the Funds (except Global Securities and Strategic Bond Fund) in any fiscal year (including the management fee but excluding taxes, interest, brokerage commissions, and extraordinary non-recurring expenses such as litigation costs) shall not exceed 2% of the first $10 million of average net assets of that Fund, plus 1.5% of the next $20 million, plus 1% of average net assets above $30 million for such year. The Manager has advised the Trust that effective January 1, 1995, those limits will be changed, whether or not the Proposed Agreements are adopted; the new limits are 2.5% of the first $30 million of net assets of each Fund (including Global Securities and Strategic Bond Fund), 2.0% of the next $70 million and 1.5% of the net asset over $100 million.
The payment of the management fees at the end of any month will be reduced so that there will not be any accrued but unpaid liability under this expense limitation. In addition, the Manager has agreed to limit the management fee charged to Strategic Bond Fund so that the ordinary operating expenses of that Fund would not exceed 1.0% of its net assets. The Manager reserves the right to change or eliminate these expense limitations at any time. An additional expense limitation that will terminate upon adoption of the Proposed Agreements provides that the Participating Insurance Companies and the Manager will voluntarily limit expenses of each Fund (except Global Securities and Strategic Bond Fund) to 0.75% of average net assets, as follows; (i) by Bankers Security, for Multiple Strategies Fund only, in proportion to its accounts in that Fund,
(ii) by Massachusetts Mutual Life Insurance Company, in proportion to its accounts, (iii) by the Manager in proportion to Life of Virginia's accounts and Nationwide's accounts and (iv) the balance by Monarch. Neither the Manager nor any of the Participating Insurance Companies made any reimbursement payments to any of the Funds during the fiscal year ended December 31, 1993, and the Board has been advised that in the Fund's current fiscal year, the Manager does not anticipate that any Fund will be reimbursed under the revised voluntary expense limitation. However, the Manager anticipates that the Strategic Bond Fund management fee will be reduced under the above-described 1.0% limit during that Fund's current fiscal year.

The Agreements provide that the Manager should not be liable for any loss sustained by the Trust and/or a Fund in connection with matters to which the Agreements relate, except a loss resulting by reason of the Manager's willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Agreements. The Agreements permit the Manager to act as investment adviser for any other person, firm or corporation and to use the name "Oppenheimer" in connection with any of its activities or licensed by the Manager to any other party. If the Manager shall no longer act as investment adviser to the Funds, the right of the Funds and the Trust to use the name "Oppenheimer" as part of their names may be withdrawn.

Brokerage Provisions of the Agreements Affecting Capital Appreciation Fund, Growth Fund, Multiple Strategies Fund, Global Securities Fund and Strategic Bond Fund. One of the duties of the Manager under the Agreements is to arrange the portfolio transactions for the Funds. The Agreements contain provisions relating to employment of broker-dealers ("brokers") to effect the Funds' portfolio transactions. In doing so, the Manager is authorized by the Agreements to employ brokers, including "affiliated" broker-dealers, as that term is defined in the Investment Company Act, as may, in its best judgment based on all relevant factors, implement the policy of the Funds to obtain, at reasonable expense, the "best execution" (prompt and reliable execution at the most favorable price obtainable) of such transactions. The Manager need not seek competitive commission bidding but is expected to be aware of the current rates of eligible brokers and to minimize the commissions paid to the extent consistent with the provisions of the Agreements and the interests and policies of the Funds as established by the Board of Trustees.

Under the Agreements, the Manager is authorized to select brokers which provide brokerage and/or research services for the Funds and/or the other accounts over which the Manager or its affiliates have investment discretion. The commissions paid to such brokers may be higher than another qualified broker would have charged, if a good faith determination is made by the Manager that the commission is reasonable and fair in relation to the services provided.

Description of Brokerage Practices. Subject to the provisions of the Agreements, allocations of brokerage are made by portfolio managers under the supervision of executive officers of the Manager. Transactions in securities other than those for which an exchange is the primary market are generally done with principals or market makers. Brokerage commissions are paid primarily for effecting transactions in listed securities and otherwise only if it appears likely that a better price or execution can be obtained. When the Funds engage in an option transaction, ordinarily the same broker will be used for the purchase or sale of the option and any transactions in the securities to which the option relates. When possible, concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Manager or its affiliates are combined. The transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account. Option commissions may be relatively higher than those which would apply to direct purchases and sales portfolio securities.

Most purchases of money market instruments and debt obligations are principal transactions at net prices. Instead of using a broker for those transactions, the Funds normally deal directly with the selling or purchasing principal or market maker unless it determines that a better price or execution can be obtained using a broker. Purchases of these securities from underwriters include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include a spread between the bid and asked prices. The Funds seek to obtain prompt execution of such orders at the most favorable net price.

The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates, and investment research for the commissions of those other accounts may be useful both to the Funds and one or more of such other accounts. Such research, which may be supplied by a third party at the instance of a broker, includes information on particular companies and industries as well as market or economic trends and portfolio strategy, receipt of market quotations for portfolio valuations, information systems, computer hardware and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid for in commission dollars. The research services provided by brokers broaden the scope and supplement the research activities of the Manager by making available additional views for consideration and comparisons, and to enable the Manager to obtain market information for the valuation of securities held in the Funds' portfolios or being considered for purchase. The Board, including the "Independent Trustees" (those Trustees of the Trust who are not "interested persons," as defined in the Investment Company Act) annually reviews information furnished by the Manager as to the commissions paid to brokers furnishing such services so that the Board may ascertain whether the amount of such commissions was reasonably related to the value of benefit of such services. The Board of Trustees has permitted the Manager to use concessions on fixed-price offerings to obtain research, in the same manner as is permitted for agency transactions.

Money Fund, High Income Fund, Bond Fund and Strategic Bond Fund. As most purchases made by Money Fund, High Income Fund, Bond Fund and Strategic Bond Fund are principal transactions at net prices, these Funds incur little or no brokerage costs. Purchases of securities from underwriters include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include a spread between the bid and asked price. No principal transactions and, except under unusual circumstances, no agency transaction for these Funds will be handled by any affiliated securities dealer. In the unusual circumstance when these Funds pay brokerage commissions, the above-described brokerage practices and policies are followed. Money Fund's policy of investing in short-term debt securities with maturities of less than 397 days results in high portfolio turnover. However, since brokerage commissions, if any, are small, high portfolio turnover does not have an appreciable adverse effect upon the net asset value of that Fund. The Board of Trustees has permitted the Manager to use concessions on fixed price offerings to obtain research, in the same manner as permitted for agency transactions.

During the Funds' fiscal years ended December 31, 1993, total brokerage commissions paid by the Funds (not including spreads or concessions on principal transactions on a net trade basis) were $139,429, $6,723, $33,497, $176,858 and $352,908 for Capital Appreciation Fund, High Income Fund, Growth Fund, Multiple Strategies Fund and Global Securities Fund, respectively, of which $34,623, $2,948, $23,090, $77,844 and $10,565 was paid by such respective Funds to dealers as brokerage commissions in return for research services (including special research and statistical information) and execution; the aggregate amount of those transactions was $12,683,148, $652,501, $10,582,340, $31,720,843 and $2,739,309 for such respective Funds.

The Manager. Subject to the authority of the Board of Trustees, the Manager is responsible for the day-to-day management of the Fund's business. The Manager is a wholly-owned subsidiary of Oppenheimer Acquisition Corp. ("OAC"), a holding company controlled by Massachusetts Mutual Life Insurance Company ("MassMutual"). MassMutual is located at 1295 State Street, Springfield, Massachusetts 01111. OAC acquired the Manager on October 22, 1990 (the "Acquisition Date"). As indicated below, the common stock of OAC is owned by (i) certain officers and/or directors of the Manager, (ii) MassMutual and (iii) another investor. No institution or person holds 5% or more of OAC's outstanding common stock except Donald W. Spiro (5.24%) and MassMutual. MassMutual has engaged in the life insurance business since 1851. It is the nation's twelfth largest life insurance company by assets and has an A.M. Best Co. rating of "A+".

The common stock of OAC is divided into three classes. At December 31, 1993, MassMutual held (i) all of the 2,160,000 shares of Class A voting stock, (ii) 317,854 shares of Class B voting stock, and (iii) 350,063 shares of Class C non-voting stock. This collectively represented 74.1% of the outstanding common stock and 84.9% of the voting power of OAC as of December 31, 1993. Certain officers and/or directors of the Manager as a group held (i) 821,455 shares of the Class B voting stock, representing 21.5% of the outstanding common stock and 12.6% of the voting power, and (ii) options acquired without cash payment which, when they become exercisable, allow the holders to purchase up to 706,150 shares of Class C non-voting stock. That group includes persons who serve as officers of the Fund and two of whom (Messrs. Jon S. Fossel and James C. Swain) serve as Trustees of the Fund. Holders of OAC Class B and Class
C common stock may put (sell) their shares and vested options to OAC or MassMutual at a formula price (based on earnings of the Manager). MassMutual may exercise call (purchase) options on all outstanding shares of both such classes of common stock and vested options at the same formula price, according to a schedule that will commence September 30, 1995. Since January 1, 1993, certain officers and/or directors of the Manager (i) sold 295,354 shares of Class B OAC common stock to MassMutual at the formula price, and (ii) surrendered to OAC 436,053 stock appreciation rights ("SARs") issued in tandem with the Class C OAC options. Cash payments aggregating $32,729,119 have or will be made by OAC or MassMutual to such persons (including Messrs. Fossel and Swain, identified above) as follows: one-third of the amount due (i) within 30 days of the transaction, (ii) by the first anniversary following the transaction (with interest), and (iii) by the second anniversary following the transaction (with interest). On December 15, 1993, MassMutual purchased its 350,063 shares of Class C OAC stock from OAC for $17,751,718.

As part of the acquisition of the common stock of OAC, MassMutual also purchased approximately $45 million of subordinated notes of a subsidiary of OAC; the notes are now an obligation of the Manager. In addition to the purchase of such notes, MassMutual holds warrants issued by OAC exercisable over the life of the notes which will allow it to purchase shares of Class C common stock representing approximately 15.4% of the common stock of OAC on a fully diluted basis.

The Manager and its affiliates act as investment advisers to investment companies having combined net assets of more than $27 billion as of December 31, 1993, and having more than 1.8 million shareholder accounts. A consolidated statement of financial condition of the Manager as of December 31, 1993, is included in this Proxy Statement as Exhibit D.

The names and principal occupations of the executive officers and directors of the Manager are as follows: Jon S. Fossel, Chief Executive Officer and Chairman; Bridget A. Macaskill, President and Director; Donald
W. Spiro, Chairman Emeritus of the Board of Directors; Robert G. Galli and James C. Swain, Vice Chairmen of the Board; Samuel Freedman, Jr., Director; Robert Doll Jr. and O. Leonard Darling, Executive Vice Presidents; Tilghman G. Pitts, Executive Vice President and Director; Andrew J. Donohue, Executive Vice President and General Counsel; Kenneth Eich, Executive Vice President and Chief Financial Officer; George C. Bowen, Senior Vice President and Treasurer; Victor Babin, Loretta McCarthy, Robert Patterson, Arthur Steinmetz, Ralph Stellmacher, Nancy Sperte and Robert G. Zack, Senior Vice Presidents. The address of Messrs. Bowen, Eich, Freedman and Swain is 3410 South Galena Street, Denver, Colorado 80231. The address of all other officers is Two World Trade Center, New York, New York 10048-0203, which is also the address of the Manager and OAC.

Considerations by the Board of Trustees. The Manager requested that the Board approve an increase in the management fee paid by each Fund. The Board requested the Manager to provide information reasonably necessary for the Board and the Independent Trustees to evaluate this request, and the Manager provided extensive information. The Manager also provided additional information previously submitted to the Board in connection with the annual review of the Investment Advisory Agreements for the Funds and the other Denver-based OppenheimerFunds. The Board's Audit & Review Committee held a special meeting to consider the information submitted, and requested that certain additional data and reports be prepared for the Board's consideration. The Board and the Independent Trustees studied and reviewed this information. The Independent Trustees met with counsel to discuss the information and to determine the factors to be considered and the standards to be applied in evaluating the Manager's proposed management fees.

In their deliberations, the Independent Trustees examined, among other factors: (1) the nature, quality and extent of the services provided to the Funds by the Manager; (2) the basis for the increases in management fees as to each Fund; (3) management fees paid by and expenses of other comparable mutual funds; (4) investment performance of each Fund; (5) the mutual fund related revenues and expenses of the Manager, including the revenues and expenses of the Manager with respect to the Funds and the profitability of the Funds to the Manager; (6) the necessity for the Manager to maintain and enhance its ability to attract and retain capable personnel to serve the Funds, and the desirability of providing appropriate incentives so that the Manager will continue to furnish quality services to the Funds; (7) the increased complexity and expansion of the domestic and international securities, including emerging markets, in which the Funds invest and the higher costs and complexity of doing business in foreign markets; (8) the Manager's overall financial stability, resources and profitability; (9) the effect of the proposed management fee increase on the expenses of each Fund; (10) economies of scale which the Manager makes available to the Funds; (11) the current and developing conditions in the financial services industry, including the entry into the industry of large and highly capitalized companies which are spending and appear to be prepared to continue to spend substantial sums to engage personnel and to provide services to competing mutual funds; and (12) other benefits to the Manager from serving as investment adviser to the Funds.

Analysis of Proposed Fee Increase. By reviewing the restated expenses of each Fund for the year ended December 31, 1993 and for the five months ended May 31, 1994, the Independent Trustees considered the increase in expenses of each Fund under the proposed management fees and its impact on each Fund's investment performance. Exhibit C sets forth the actual and pro forma expenses of each Fund. Based on this analysis, the expenses of each Fund except Growth Fund and Global Securities Fund would have been higher than the adjusted median expense ratios, as reported by Lipper Analytical Services, Inc., ("Lipper"), of comparable mutual funds offered in connection with variable insurance related products. The Board also concluded that had the proposed management fees been in effect during 1993, the investment performance of each Fund would have been reduced, but not by a significant amount.

The Independent Trustees also recognized that as the assets of each Fund increase, the expense ratio of each Fund should decline. The proposed management fees are comparable to those paid by some of the mutual funds advised by the Manager in comparable investment categories that do not restrict the offering of their shares to variable insurance products. The Board also concluded that the pro forma expenses of each Fund except for Strategic Bond Fund would not have exceeded the adjusted Lipper median of comparable mutual funds the shares of which are not offered solely to variable insurance products.

With respect to Strategic Bond Fund, the Independent Trustees considered that this Fund is very small and the proposed management fee increase should be accompanied by an undertaking by the Manager to limit that Fund's management fee so that its ordinary operating expenses will not exceed 1.0% of the Fund's net assets, and the Manager agreed to do so, as described above. The Independent Trustees then determined that in light of all of the factors, the Manager's request to increase the management fees for all of the Funds was reasonable and warranted at this time.

Analysis of Profitability of the Manager. The Manager provides the Independent Trustees on an annual basis with an analysis of the profitability of the Manager on a fund-by-fund basis. The Independent Trustees considered specific information provided by the Manager regarding its general profitability and also considered comparative information relating to the profitability of other mutual fund investment managers.

Determination by the Independent Trustees and the Board of Trustees. After completion of their review, and after the approval of the Proposal by the Independent Trustees, the Board of Trustees approved the proposed management fee increase and the Proposed Agreement for each Fund.

Vote Required. An affirmative vote of the holders of a "majority" (as defined in the Investment Company Act) of all outstanding voting securities of each Fund is required for approval of the Proposed Agreement for that Fund. Such "majority" vote is defined in the Investment Company Act as the vote of the holders of the lesser of: (1) 67% or more of the voting securities present or represented by proxy at the shareholders meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities. Votes cast by Strategic Bond Fund shareholders will constitute a vote on both the Current and the Proposed Agreement for that Fund. The Board of Trustees recommends a vote in favor of approving the Proposed Investment Advisory Agreements.

APPROVAL OF CHANGES IN THE FUND'S FUNDAMENTAL
INVESTMENT POLICIES ON HEDGING, WRITING COVERED CALLS
SHORT SALES AND DERIVATIVE SECURITIES
(Proposal No. 2)
(Strategic Bond Fund shareholders do not vote on Proposal No.2)

As described in the Trust's prospectus, High Income Fund, Global Securities Fund and Strategic Bond Fund may utilize certain types of investment techniques, referred to as "hedging instruments." Hedging instruments may be used to attempt to: (i) protect against decline in the market value of a Fund's portfolio securities or futures contracts, and thus protect that Fund's net asset value per share against downward market trends, (ii) protect a Fund's unrealized gains in the value of its securities which have appreciated, (iii) facilitate selling portfolio securities for investment reasons, (iv) establish a position in the securities market as a temporary substitute for purchasing particular securities, or (v) reduce the risk of adverse currency fluctuations. Bond Fund, Capital Appreciation Fund, Growth Fund and Multiple Strategies Fund cannot make general use of hedging instruments. The restrictions on the use of hedging instruments by High Income Fund and Global Securities Fund are fundamental investment policies and cannot be changed without shareholder approval. Strategic Bond Fund is already permitted to use all of the investment techniques addressed in this Proposal, and its investment policies in this regard are not fundamental investment policies.

Under the Funds' present fundamental investment policies, each Fund except Money Fund and Bond Fund may write (i.e. sell) call options ("calls") that are "covered" while the call is outstanding (i.e., the Fund must own the securities subject to the call or other securities acceptable for applicable escrow requirements. Different requirements presently apply as to where the call must be quoted or listed and the amount of the Fund's assets that may be subject to calls. The Funds receive premiums from the calls they write. In writing calls there are risks that a Fund may forgo profits on an increase in the price of the underlying security if the call is exercised.

The Funds' present fundamental investment policies permit only Global Securities Fund and Strategic Bond Fund to engage in short sales of securities held by that Fund, in "short sales against the box." In such short sales, while the short position is open, the Fund must own an equal amount of such securities, or by virtue of ownership of securities have the right, without payment of further consideration, to obtain an equal amount of the securities sold short. Short sales against-the-box may be made to defer, for Federal income tax purposes, recognition of gain or loss on the sale of securities "in the box" until the short position is closed out. As a matter of fundamental investment policy, no more than 15% of Global Securities Fund's net assets may be held as collateral for such short sales at any time.

Each Fund (other than Money Fund) is presently permitted to invest in certain "derivative securities" to the extent consistent with the Fund's respective investment objective and policies. In general, a "derivative security" is a specially designed investment whose performance is linked to the performance of anther security or investment, such as an option, future, index or currency. Some of the instruments whose performance underlie derivative securities may be classified as commodities or commodity contracts. Similarly, investing in commodities may require the use of margin accounts. As a matter of fundamental investment policy, Money Fund, Bond Fund, Capital Appreciation Fund, Growth Fund and Multiple Strategies Fund may not invest in commodities or commodity contracts or purchase investments on margin. These restrictions have the unintended effect of limiting the types of derivative securities in which the Funds can invest.

As a matter of fundamental investment policy, High Income Fund and Global Securities Fund are permitted to invest in commodities and commodity contracts and to purchase investments on margin, in both cases only as these techniques relate to the hedging instruments and transactions which are described in the Trust's prospectus. These hedging instruments are described in Exhibit E. The Board of Trustees has concluded that the types of securities and instruments available in the various markets for purchase by institutional investors are changing rapidly. The current fundamental investment policies were adopted when many of these investments and investment techniques were not in existence. The Manager has informed the Board that many of these newer securities and investment techniques should be considered as investments for the Funds, and that the Funds should be permitted, with prior Board approval, to take advantage of them without the necessity of obtaining shareholder approval.

The Fund's Board of Trustees have determined that there is no legal or operational requirement that policies concerning the use of hedging instruments, covered calls, short sales against-the-box, commodities or the purchase of securities on margin be fundamental, and that the best interest of these Funds would be served by allowing greater flexibility in changing those policies in response to market or regulatory developments. The Board believes that change is desirable to enable these Funds to have a greater flexibility to adapt their investment practices to changes in investment markets and the makeup of their portfolio. Therefore, the Trustees have approved and recommended, subject to shareholder approval, that all of these fundamental policies be replaced with non-fundamental policies on hedging, commodities, writing covered calls, margin purchases and short sales against-the box that could be changed by the Trustees without having to seek the approval of a "majority" (as defined in the Investment Company Act) of shareholders, because of the delays and expenses to the Fund's entailed in seeking such shareholder approval.

The types of hedging instruments and derivative securities that the Funds would be permitted to use if Proposal No. 2 is adopted are described in Exhibit E. Each Fund other than Money Fund would be permitted to write calls as long as such calls are covered; there would be no limit on the amount of a Fund's assets that may be subject to calls and no trading or listing requirement applicable to such calls. The Board also intends to allow each Fund except Money Fund to sell securities short in "short sales against-the-box," and require that no more than 15% of the net assets of any Fund be held as collateral for short sales by that Fund at any time. The Board of Trustees would have the authority to change the percentage requirement at a future date, although it has no present intention to do so. The Funds will not invest in commodities or commodity contracts or purchase securities on margin except in connection with their use of Hedging Instruments.

Vote Required. An affirmative vote of the holders of a "majority" of a voting securities of each Fund is required for approval of this Proposal for that Fund. The requirements for such "majority" vote under the Investment Company Act are the same as those described above for Proposal No. 1. If this Proposal is not approved by shareholders of any Fund, that Fund's fundamental investment policies concerning hedging instruments and short sales will not be changed. The Board of Trustees recommends a vote in favor of approving this proposal.

RECEIPT OF SHAREHOLDER PROPOSALS

The Trust is not required to hold shareholder meetings on a regular basis. Special meetings of shareholders may be called from time to time by either the Trust or the Shareholders (under special conditions described in the Fund's Statement of Additional Information). Under the proxy rules of the Securities and Exchange Commission, shareholder proposals which meet certain conditions may be included in the Trust's proxy statement and proxy for a particular meeting. Those rules require that for future meetings the shareholder must be a record or beneficial owner of Trust shares with a value of at least $1,000 at the time the proposal is submitted and for one year prior thereto, and must continue to own such shares through the date on which the meeting is held. Another requirement relates to the timely receipt by the Trust of any such proposal. Under those rules, a proposal submitted for inclusion in the Trust's proxy material for the next meeting after the meeting to which this proxy statement relates must be received by the Fund a reasonable time before the solicitation is made. The fact that the Trust receives a proposal from a qualified shareholder in a timely manner does not ensure its inclusion in the proxy material, since there are other requirements under the proxy rules for such inclusion.

OTHER BUSINESS

Management of the Trust knows of no business other than the matters specified above that will be presented at the Meeting. Since matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy to vote the proxy in accordance with their judgment on such matters.


By Order of the Board of Trustees,


George C. Bowen, Secretary


July 25, 1994

                                                                 Exhibit A
OPPENHEIMER VARIABLE ACCOUNT FUNDS

Current and Proposed Advisory Fee Rates


OVAF Series                   Current Rate(1)                   Proposed Rate
Oppenheimer Money Fund     .45% first $300 million              .45% first $500 million
                              .40% next $100 million            .425% next $500 million
                              .35% next $400 million            .400% next $500 million
                              .30% next $3,200 million          .375% over $1.5 billion

Oppenheimer Bond Fund         .50% first $250 million           .75% of first $200 million
Oppenheimer Capital
  Appreciation Fund           .45% next $50 million             .72% of next $200 million
Oppenheimer Growth Fund    .40% next $100 million               .69% of next $200 million
Oppenheimer Multiple
  Strategies Fund             .35% next $400 million            .66% of next $200 million
                              .30% over $800 million            .60% over $800 million (2)
Oppenheimer High Income
  Fund                        .65% first $250 million
                              .60% next $50 million
                              .55% next $100 million
                              .50% next $400 million
                              .45% over $800 million
Oppenheimer Global
  Securities Fund             .75% of first $200 million
                              .72% of next $200 million
                              .69% of next $200 million
                              .66% of next $200 million
                              .60% over $800 million
Oppenheimer Strategic
  Bond Fund                   .65% of aggregate net assets

(1) As % of aggregate net asset value of all series combined. Money Fund pays the rate shown for Bond Fund, reduced by .05% of the first $250 million of Money Fund assets and of Money Fund net assets in excess of $4 billion. High Income Fund pays the rate shown for Bond Fund, plus an additional fee of 0.15% of High Income Fund's net assets. Thus, effective management fee rates are shown for Money Fund and High Income Fund.

(2 For the fixed-income series (High Income, Bond and Strategic Bond Funds), a .50% breakpoint would be applicable to net assets in excess of $1 billion.

                                EXHIBIT B

INFORMATION ON INVESTMENT COMPANIES MANAGED BY
OPPENHEIMER MANAGEMENT CORPORATION
AND CENTENNIAL ASSET MANAGEMENT CORPORATION

                                                             Maximum
                                              Approximate    Advisory Fee
                                              Net Assets     Rate as % of
                                              as of          Average
                                    Name of   12/31/93       Annual
Name of Fund                        Advisor1  ($  Millions)  Net Assets
- - ------------                        --------  -------------  ------------

Oppenheimer Asset Allocation Fund   OMC       $  278.6       1.00%6
Oppenheimer California Tax-Exempt   OMC          276.4        .60%5
  Fund
Oppenheimer Cash Reserves           OMC           71.1        .50%9
Oppenheimer Champion High Yield     OMC          125.1        .70%14
  Fund
Oppenheimer Discovery Fund          OMC          622.2        .75%4
Oppenheimer Equity Income Fund      OMC        1,904.2        .75%10
Oppenheimer Fund                    OMC          229.0        .75%4
Oppenheimer Global Bio-Tech Fund    OMC          216.9       1.00%3
Oppenheimer Global Environment Fund OMC          42.1         .75%2
Oppenheimer Global Fund             OMC       1,691.5         .75%23
Oppenheimer Global Growth & Income  OMC         112.9         .75%4
  Fund
Oppenheimer Gold & Special Minerals OMC         190.1         .80%7
  Fund
Oppenheimer Government Securities   OMC         185.1         .50%18
  Fund
Oppenheimer High Yield Fund         OMC       1,203.2         .75%12
Oppenheimer Integrity Funds         OMC         207.5             15
Oppenheimer Main Street Funds, Inc. OMC         256.7             16
Oppenheimer Money Market Fund, Inc. OMC         597.4         .45%11
Oppenheimer Mortgage Income Fund    OMC          89.0         .75%13
Oppenheimer Multi-Government Trust  OMC          56.5         .65%
Oppenheimer Multi-Sector Income     OMC         319.2         .65%
  Trust
Oppenheimer Multi-State Tax-Exempt  OMC          81.9         .60%5
  Trust
Oppenheimer New York Tax-Exempt     OMC         827.3         .60%5
  Fund
Oppenheimer Special Fund            OMC         746.2         .75%4
Oppenheimer Strategic Funds Trust   OMC       4,012.4         .75%12
Oppenheimer Strategic Income &      OMC          66.0         .75%12
  Growth Fund
Oppenheimer Strategic Investment    OMC          44.9         .75%12
  Grade Bond Fund
Oppenheimer Strategic Short-Term    OMC          31.5         .65%22
  Income Fund
Oppenheimer Target Fund             OMC         369.0         .80%7
Oppenheimer Tax-Exempt Bond Fund    OMC         153.1             19
Oppenheimer Tax-Exempt Cash         OMC          23.9         .50%9
  Reserves
Oppenheimer Tax-Free Bond Fund      OMC         641.1         .60%5
Oppenheimer Time Fund               OMC         414.3         .75%4
Oppenheimer Total Return Fund,      OMC       1,440.4         .75%10
  Inc.
Oppenheimer U.S. Government Trust   OMC         363.7         .75%13
Oppenheimer Variable Account Funds  OMC         815.9             8
Centennial America Fund, L.P.       OMC           4.4         .45%17
Centennial California Tax Exempt    Centennial   64.1         .50%9
  Trust
Centennial Government Trust         Centennial  648.8         .50%9
Centennial Money Market Trust       Centennial  2,271.8       .50%9
Centennial New York Tax Exempt      Centennial   22.0         .50%9
Centennial Tax Exempt Trust         Centennial  1,008.9       .50%20
Daily Cash Accumulation Fund,       Centennial  3,613.5       .45%21
  Inc.
The New York Tax-Exempt Income      OMC          24.8         .50%
  Fund, Inc.

[FN]

___________________

1
    "OMC" and "Centennial" are abbreviations for Oppenheimer Management Corporation and Centennial Asset Management Corporation, respectively. Centennial is a wholly-owned subsidiary of OMC, and also acts as general distributor of each fund advised by it.

2
    This rate is charged on the first $200 million of average annual net assets; the rate is .72% of the next $200 million, .69% of the next $200 million and .66% of net assets in excess of $600 million.

3
    The rate is charged on the first $50 million of average annual net assets; the rate is .75% of the next $150 million; .72% of the next $200 million; .69% of the next $200 million; .66% of the next $200 million, and .60% of net assets in excess of $800 million.

4
    This rate is charged on the first $200 million of average annual net assets; the rate is .72% of the next $200 million, .69% of the next $200 million, .66% of the next $200 million and .60% of net assets in excess of $800 million. A proposal has been made to shareholders of Oppenheimer Global Growth & Income Fund to increase the rate paid by the Fund at certain asset levels.

5
    For Oppenheimer Florida Tax-Exempt Fund, Oppenheimer New Jersey Tax-Exempt Fund and Oppenheimer Pennsylvania Tax-Exempt Fund, this rate is charged on the first $200 million of average annual net assets; the rate is .55% of the next $100 million, .50% of the next $200 million, .45% of the next $250 million, .40% of the next $250 million and .35% of net assets in excess of $1.0 billion.

6
    This rate is charged on the first $50 million of average annual net assets; the rate is .75% of the next $150 million, .70% of the next $200 million, .65% of the next $200 million and .60% of net assets in excess of $600 million. Effective January 1, 1993, OMC has voluntarily agreed to reduce its management fee, so that it will not exceed the following:
    .75% of the first $200 million of average annual net assets, .72% of the next $200 million, .69% of the next $200 million, .66% of the next $200 million, and .60% of average annual net assets in excess of $800 million. It is expected that shareholders will be asked to approve a new Investment Advisory Agreement with OMC which includes this reduced fee rate when a shareholder meeting is next held.

7
    This rate is charged on the first $200 million of average annual net assets; the rate is .75% of the next $200 million, .69% of the next $200 million, .66% of the next $200 million and .60% of assets over $800 million. Effective July 1, 1994, the first two breakpoints of that management fee will be reduced to .75% of the first $200 million of average annual net assets and .72% of the next $200 million.

8
    For Oppenheimer Bond Fund, Oppenheimer Capital Appreciation Fund, Oppenheimer Growth Fund and Oppenheimer Multiple Strategies Fund, a .50% rate is charged on the first $250 million of average annual net assets of the Trust; the rate is .45% of the next $50 million, .40% of the next $100 million, .35% of the next $400 million and .30% of net assets in excess of $800 million. The management fee of one series (Oppenheimer Money Fund) is reduced from that rate by .05% on the first $250 million of its net assets and on its net assets in excess of $4 billion.
    Another series (Oppenheimer High Income Fund) pays an additional .15% fee. The management fee of another series (Oppenheimer Global Securities Fund) is .75% on the first $200 million of average annual net assets, .72% on the next $200 million, .69% on the next $200 million, .66% on the next $200 million and .60% of net assets in excess of $800 million. The management fee of another series (Oppenheimer Strategic Bond Fund) is .65% of its average annual net assets.

9
    This rate is charged on the first $250 million of average annual net assets; the rate is .475% of the next $250 million, .450% of the next $250 million, .425% of the next $250 million and .40% of net assets in excess of $1 billion.

10 This rate is charged on the first $100 million of average annual net assets; the rate is .70% of the next $100 million, .65% of the next $100 million, .60% of the next $100 million, .55% of the next $100 million and .50% of net assets in excess of $500 million.

11 This rate is charged on the first $500 million of average annual net assets; the rate is .425% of the next $500 million, .400% of the next $500 million and .375% of net assets in excess of $1.5 billion.

12 This rate is charged on the first $200 million of average annual net assets; the rate is .72% of the next $200 million, .69% of the next $200 million, .66% of the next $200 million, .60% of the next $200 million of net assets and .50% of net assets in excess of $1 billion.

13 This rate is charged on the first $200 million of average annual net assets; the rate is .70% of the next $200 million, .65% of the next $400 million and .60% of net assets in excess of $800 million. The Manager has voluntarily agreed to reduce its fees by .05% at each net asset level effective January 1, 1994, with a further decrease of .05% at each net asset level effective July 1, 1994.

14 This rate is charged on the first $250 million of average annual net assets; the rate is .65% of the next $250 million, .60% of the next $500 million and .55% of net assets in excess of $1.0 billion.

15 For Oppenheimer Investment Grade Bond Fund, a .50% rate is charged on the first $100 million of net assets; the rate is .45% of the next $200 million; .40% of the next $200 million, and .35% of net assets over $500 million. For Oppenheimer Value Stock Fund, the rate is .75% of the first $100 million, .72% of the next $200 million, .69% of the next $200 million, and .66% of net assets over $500 million. OMC pays Massachusetts Mutual Life Insurance Company ("MassMutual") a subadvisory fee of .35% of Investment Grade Bond Fund's first $100 million of average annual net assets, .25% of the next $200 million, .20% of the next $200 million, and .15% of net assets in excess of $500 million. For Value Stock Fund, OMC pays Concert Capital Management, Inc., a subsidiary of MassMutual, a sub-advisory fee of .40% of Value Stock Fund's first $50 million of average annual net assets and .20% of net assets in excess of $50 million.

16
    For Oppenheimer Main Street Income & Growth Fund, a rate of .65% is charged on the first $200 million of average annual net assets; the rate is .60% of the next $150 million, .55% of the next $150 million and .45% of net assets in excess of $500 million. For Oppenheimer Main Street California Tax-Exempt Fund, a rate of .55% of net assets is charged when that Fund's net assets exceed $100 million, .40% when net assets are $75 million or more but less than $100 million, .25% when net assets are $50 million or more but less than $75 million, .15% when net assets are $25 million or more but less than $50 million, and 0% when net assets are less than $25 million.

17
    This rate is charged on the first $500 million of average annual net assets; the rate is .40% on net assets in excess of $500 million.

18 This rate is charged on the first $100 million of average annual net assets; the rate is .45% on the next $150 million, .425% on the next $250 million, and .40% of net assets in excess of $500 million.

19 For Oppenheimer Intermediate Tax-Exempt Bond Fund, a .50% rate is charged on the first $100 million of net assets; the rate is .450% of the next $150 million, .425% of the next $250 million, and .400% of net assets over $500 million. For Oppenheimer Insured Tax-Exempt Bond Fund, the rate is .05% lower at each breakpoint.

20 This rate is charged on the first $250 million of average annual net assets; the rate is .475% of the next $250 million, .450% of the next $250 million, .425% of the next $250 million, .400% of the next $250 million, .375% of the next $250 million, .350% of the next $500 million, and .325% of net assets in excess of $2.0 billion. In addition, until the net assets of the Trust reach $1.5 billion, the fee otherwise payable to the Manager will be reduced by $100,000 per annum, but in no event lower than $0.

21 This rate is charged on the first $500 million of average annual net assets; the rate is .425% of the next $500 million, .400% of the next $500 million, .375% of the next $500 million, .350% of the next $500 million, .325% of the next $500 million, .300% of the next $500 million, .275% of the next $500 million and .250% of net assets in excess of $4.0 billion. Centennial has voluntarily agreed to reduce its management fee to the extent necessary to ensure that the annual management fee does not exceed .35% of the Fund's average net assets.

22 This rate is charged on the first $500 million of average annual net assets; the rate is .62% of the next $500 million, .59% of the next $500 million, and .50% of average annual net assets in excess of $1.5 billion.

23 This rate is charged on the first $200 million of average annual net assets; the rate is .72% of the next $200 million, .69% of the next $200 million, .66% of the next $200 million and .60% of the next $200 million, and .57% of net assets in excess of $1.0 billion. A proposal has been made to shareholders to increase the rate paid by the Fund at certain asset levels.

                                     Exhibit C

                      OVAF ACTUAL & PRO FORMA EXPENSES FOR FYE 12/31/93

                         Money     High     Bond      Strategic Capital        Growth      Multiple     Global
                                   Income             Bond (1)  Appreciation               Strategies   Securities


A. Average Net Assets
   for FYE 12/31/93
   (000's)               $57,654   $67,000  $87,215  $4,259    $98,228        $46,389      $199,954    $31,696

B. Management Fees
   1. Actual ($)         212,358    382,629  361,258  18,509    407,611       193,110  831,110         227,226
   2. Actual (%)*            .37        .57      .41     .66        .41           .42       .42            .72
   3. Pro Forma ($)      259,443    502,500  654,113  19,565    736,710       347,918  1,499,655       237,720
   4. Pro Forma (%)*         .45        .75      .69     .75        .75           .75         .75          .75
   5. Increase            47,085    119,871   292,855  1,056     329,099       154,808   668,516        10,494

C. Other Expenses         35,297    71,418    40,401   8,858      53,599        37,388   118,480        65,305

D. Total Expenses
   1. Actual ($)         247,655    454,047  401,659   27,367    461,210       230,498   949,619        292,531
   2. Actual (%)*            .43        .68      .46      .96       .47            .50       .48            .92
   3. Pro Forma ($)      294,740     573,918  694,514   28,423    790,309       385,306  1,618,135      303,025
   4. Pro Forma (%)*         .51         .86      .80     1.00        .80           .83       .81            .96
   5. Increase ($)        47,085     119,871  292,855    1,056     329,099       154,808   668,516        10,494
   6. Increase (%)*          .08         .18      .34      .04         .34           .33       .33           .04

*As % of average net assets

(1) For the period from May 3, 1993 (commencement of operations) to December 31, 1993. All ratios are annualized. Pro forma expenses reflect a .06% reduction in management fees.



    Exhibit D

INDEPENDENT AUDITORS' REPORT


Oppenheimer Management Corporation:

We have audited the accompanying consolidated statement of financial condition of Oppenheimer Management Corporation and subsidiaries as of December 31, 1993. This financial statement is the responsibility of the Company's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of financial condition is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of financial condition. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement of financial condition presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such consolidated statement of financial condition presents fairly, in all material respects, the financial position of Oppenheimer Management Corporation and subsidiaries at December 31, 1993 in conformity with generally accepted accounting principles.

As discussed in Note 1 to the financial statements, the Company changed its method of accounting for income taxes to conform with Statement of Financial Accounting Standards No. 109.



DELOITTE & TOUCHE




Denver, Colorado
February 16, 1994






OPPENHEIMER MANAGEMENT CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF FINANCIAL CONDITION
DECEMBER 31, 1993

ASSETS                                    NOTES

CURRENT ASSETS:
    Cash                                              $ 31,940,116
    Investments in money market
      mutual funds                                      26,850,605
    Investments in managed mutual funds                  4,981,458
    Investments in Zero Coupon U.S.
   Treasuries Trust, at market                           3,897,237
    Accounts receivable:
      Brokers and dealers                        2            49,538,320
   Managed mutual funds                      2,3              11,433,524
          Affiliated companies                             100,495
          Income taxes                                  13,902,237
          Other                                     4,471,131
    Other current assets                                       2,124,857
                                                   -------------

Total current assets                                         149,239,980
                                                 -----------------
PROPERTY AND EQUIPMENT - Less
  accumulated depreciation and
  amortization of $8,169,031                                         8,896,837
                                                  -----------------

OTHER ASSETS:
    Intangible assets, net                       1                 113,445,572
    Deferred sales commissions                                      54,452,051
    Deferred charges                                     1,550,484
    Other                                                1,607,387
                                                   ----------------

Total other assets                                            171,055,494
                                                  ------------------




TOTAL                 $329,192,311

LIABILITIES AND SHAREHOLDER'S EQUITY
                                       NOTES
CURRENT LIABILITIES:
  Accounts payable and accrued
    expenses                                                $ 33,866,353
  Subscriptions payable to managed
    mutual funds                                      2             71,371,285
    Payable to brokers and dealers             2         9,483,935
    Current portion of long-term debt        5,6        17,463,094
                                                  ------------

Total current liabilities                                    132,184,667
                                                 --------------

LONG-TERM LIABILITIES:
  Deferred income taxes4                              4       15,447,486
    Senior debt                                  5            59,781,186
    Subordinated notes                                6             44,450,000
                                                  -------------
Total liabilities                                            251,863,339
                                                  ---------------

COMMITMENTS                                      1,8

SHAREHOLDER'S EQUITY:                                 5,7
    Preferred stock - nonvoting;
          $10 par value; 392,461 shares
          authorized; 25,141 shares
          issued and outstanding                                 251,410
    Common Stock - voting; $.10 par
          value; 229,246 shares authorized;
          179,658 shares issued and
          outstanding                                       17,966
    Additional paid-in capital                                49,241,234
    Retained earnings                                   27,818,362
                                                 ----------------
Total shareholder's equity                                     77,328,972
                                                 -----------------

TOTAL                                                 $329,192,311


See notes to consolidated statement of financial condition.

OPPENHEIMER MANAGEMENT CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED STATEMENT OF FINANCIAL CONDITION
DECEMBER 31, 1993

1.        THE COMPANY AND ITS SIGNIFICANT ACCOUNTING POLICIES

    Oppenheimer Management Corporation (OMC) and its subsidiaries
    (collectively, the "Company") are engaged in the business of organizing, promoting, and managing registered investment companies (hereafter referred to as "mutual funds").

    OMC owns all the outstanding stock of Oppenheimer Funds Distributor, Inc., Shareholder Services, Inc. (SSI), HarbourView Asset Management Corporation, Centennial Asset Management Corporation, Oppenheimer Partnership Holdings, Inc., and Shareholder Financial Services, Inc. OMC is a wholly-owned subsidiary of Oppenheimer Acquisition Corporation
    (OAC), which is controlled by Massachusetts Mutual Life Insurance Company and senior management of OMC.

    Principles of Consolidation - The accompanying consolidated statement of financial condition includes the accounts of OMC and its subsidiaries. All significant intercompany transactions and balances have been eliminated in consolidation.

    Investments in Money Market Mutual Funds - The Company invests available cash in money market mutual funds managed by the Company. The investments are recorded at cost which equals market.

    Investments in Managed Mutual Funds - The Company owns shares of stock in several of the mutual funds it manages. The shares are purchased at their respective net asset values. The resulting investments are recorded at cost which approximates market.

    Investments in Zero Coupon U.S. Treasuries Trust - The Company is the Sponsor for the Oppenheimer Zero Coupon U.S. Treasuries Trust and has undertaken to maintain a secondary market for units in the Trust. The investments are carried at market.

    Property and Equipment - Property and equipment is recorded at cost. Equipment depreciation expense is provided over the assets' estimated useful lives on the straight-line method. Leasehold improvements are amortized on the straight-line method over the remaining terms of the lease agreements.

      Intangible Assets - Intangible assets at December 31, 1993, are as follows:
                                                                                              Less
                                                  Useful                                   Accumulated               Net
                                                  Lives                Cost                Amortization           Book Value
                                             -----------            -----------            ------------           -----------
      Debt Issuance Costs                        7 years           $  5,535,450           $ (2,999,400)          $  2,536,050
      Management Contracts                       7 years             38,600,000            (18,840,667)            19,759,333
      Goodwill                                  25 years            100,766,565            (11,671,455)            89,095,110
      Other                                   4-10 years              4,385,906             (2,330,827)             2,055,079
                                                                    -----------            ------------            ----------
                                                                   $149,287,921           $(35,842,349)          $113,445,572

      Deferred Sales Commissions - Sales commissions paid to brokers and dealers in connection with sales of shares of certain mutual funds are charged to deferred sales commissions and amortized over six years. Early withdrawal charges received by the Company from redeeming shareholders reduce unamortized deferred sales commissions.

      Stock Appreciation Rights - OAC has granted certain stock appreciation rights relating to OAC's stock to certain employees of OMC. During 1993, OMC recorded $21,603,294 relating to these stock appreciation rights as a credit to additional paid-in capital.

      Income Taxes - OAC files a consolidated federal income tax return which includes the Company. Income taxes are recorded as if the Company files on a separate return basis. During 1993 the Company was required to adopt Statement of Financial Accounting Standards No. 109, Accounting for Income Taxes. Statement 109 requires a change from the deferred method of accounting for income taxes of APB Opinion 11 to the asset and liability method of accounting for income taxes. The asset and liability method prescribed by Statement 109 results in deferred tax assets and liabilities being recorded for the differences between the book and tax basis relating to the Company's assets and liabilities.

      The Company adopted Statement 109 in 1993 and has elected to restate prior years beginning with the 1990 period. The effect of this restatement on prior years has been reflected in retained earnings as of December 31, 1992.


2. TRANSACTIONS WITH BROKERS AND DEALERS

      The Company acts as general distributor for the sale and distribution of shares of several mutual funds. In this capacity, the Company records a receivable when it issues confirmations of all accepted purchase orders to the originating brokers and dealers; at the same time, the Company records a liability to the mutual funds equal to the net asset value of all shares subject to such confirmations. This liability must be paid to the mutual funds within 11 business days unless the trade is canceled. If the originating broker or dealer fails to make timely settlement of its purchase order under the terms of its dealer agreement with the Company, the Company may cancel the purchase order and, at the Company's risk, hold responsible the originating broker or dealer.

      When brokers and dealers place share redemption orders with a fund's distributor, the Company records a receivable from the mutual funds equal to the net asset value of all shares redeemed; at the same time the Company records a corresponding liability payable to the originating brokers.

3.    RELATED PARTIES

      The following is a summary of the significant balances, transactions and relationships with affiliated companies and other related parties as of December 31, 1993:

      Officers and Directors of the Company; Shareholders of OAC - Several officers and directors of the Company and shareholders of OAC are also officers and directors or trustees of the mutual funds managed and distributed by the Company.

      Transfer Agents - SSI and Oppenheimer Shareholder Services (OSS), a division of OMC, act as transfer and shareholder servicing agents for the mutual funds managed by the Company and others. Amounts charged to managed mutual funds are based on costs incurred on behalf of the mutual funds pursuant to service agreements between SSI or OSS and the mutual funds. SSI also acts as transfer agent for certain mutual funds not managed by the Company, and amounts charged to those funds are based on fees set by contracts with the respective mutual funds.

      The receivable from managed mutual funds includes $2,466,000 resulting from transfer agency fees and expenditures made on behalf of the mutual funds at December 31, 1993.

4.    INCOME TAXES

      As discussed in note 1, the Company adopted Statement 109 in 1993 and has applied the provisions of the Statement retroactively to 1990. The principal effect of this change in accounting for income taxes related to the remeasurement of the 1990 acquisition of Maximum Holdings, Inc. and resulted in the recording of goodwill in the amount of $13,800,000 and deferred taxes payable in the same amount. In addition, retained earnings at December 31, 1992 was increased by $2,001,702 to reflect the effects of the restatement as of that date.

      Deferred tax assets of $20,165,000 have been recorded in the accompanying financial statements. These amounts primarily relate to the benefit associated with certain state tax loss carryforwards and compensation not deductible for tax purposes until paid. A valuation allowance has not been recorded with respect to this deferred tax asset. Deferred tax liabilities of $35,612,000 have also been recorded. These amounts relate primarily to the current deduction, for tax purposes, of deferred sales commissions which are amortized over six years for book purposes and the difference in book and tax basis relating to certain management contracts.

      The Company has certain net operating loss carryforwards relating to various states. If not used in the interim, these losses will generally expire on December 31, 2008.

5.    SENIOR DEBT

      At December 31, 1993, the Company has outstanding $77.2 million of Senior Debt borrowed from five banks. This amount is comprised of a term loan of $23.7 million due September 30, 1997 and $53.5 million outstanding on a $75 million revolving credit. The revolving credit is subject to annual renewal, and, if not renewed, is repayable in four annual installments. The debt bears interest at the Company's election at the rate for Eurodollar deposits plus 1 1/2% or the higher of the prime rate, plus 1/2% or the federal funds rate plus 1/2%. The credit agreement contains covenants requiring certain minimum financial tests and restrictions on capital expenditures, investments, indebtedness and dividends. At December 31, 1993, the Company was in compliance with the terms of the credit agreement. In addition, the banks have also received a pledge of the shares of the Company's subsidiaries and guarantees of certain subsidiaries. Borrowings under the credit agreement are collateralized by certain assets of the Company.

      The mandatory principal repayment schedule for the term loan is as follows (000's):
                                                        1994      $ 10,000
                                                        1995        12,000
                                                        1996         1,700
                                                                  --------
                                                                  $ 23,700
                                                                   =======

      The credit agreement has certain provisions whereby specified amounts of excess cash flow on a semi-annual basis, as defined in the agreement, must be applied to reduce the outstanding loan balance. There are no prepayment penalties.

      The Company has entered into interest rate swap agreements whereby certain banks have agreed to pay the Company interest on a floating rate (Eurodollar) basis and the Company has agreed to pay the banks interest on a fixed rate basis. At December 31, 1993, the Company has fixed an interest rate of 10.00% on $29,000,000 of the Senior Debt. The interest rate swap agreements mature December 31, 1994.

      The Company is exposed to credit loss in the event of non-performance by the other parties to the interest rate swap agreements; however, the Company does not anticipate non-performance by the counterparties. Based on borrowing rates currently available to the Company for senior and subordinated loans with similar terms, maturities and prepayment options, the Company estimates that the fair value of its interest bearing debt and the related interest rate swap agreements is $124.6 million as compared to the carrying amount shown on the balance sheet of $121.7 million.


6.    SUBORDINATED NOTES

      Pursuant to a Note Agreement as amended and restated as of November 24, 1992 (the Note Agreement), the Company issued to a group of insurance companies owned by Massachusetts Mutual Life Insurance Company, $44,450,000 face amount of Subordinated Notes (Notes) due October 31, 2000. The Notes are subordinated to the Senior Debt obligations, (see
      Note 5). The Notes require semi-annual interest payments at a rate of 14% on October 31 and April 30 of each year. The Company may make optional prepayments of Notes, with a penalty, beginning November 1, 1995. The Note Agreement contains covenants requiring certain minimum financial tests and restrictions on capital expenditures, investments, indebtedness and dividends. At December 31, 1993, the Company was in compliance with the terms of the Note Agreement.

      The mandatory principal repayment schedule for the Notes is as follows (000's):
                                                         1998      $14,800
                                                         1999       14,825
                                                         2000       14,825
                                                                   -------
                                                                   $44,450
                                                                    ======

7.    SHAREHOLDER'S EQUITY

      The following table summarizes the various series and classes of preferred and common stocks that are authorized, issued and outstanding as of December 31, 1993:

                                                                                           Shares
                                                                                                Issued and
                                                                           Authorized           Outstanding           Amount
      Preferred stock - non-voting;
       $10 par value:
         Series A - $15.00 non-cumulative,
           non-convertible                                                     1,350
         Series B - $1.50 non-cumulative,
           non-convertible                                                   186,500
         Series C - $1.00 cumulative,
           non-convertible                                                    12,150              12,150            $121,500
         Series D - $.60 cumulative,
           convertible:
             Class A                                                         161,523
             Class B                                                          30,938              12,991             129,910
                                                                              ---------           ---------        ---------
      Total                                                                  392,461              25,141            $251,410
                                                                             =======             =======             =======


      Common stock - voting; $.10
       par value:
         Common shares                                                      212,461              162,873            $ 16,287
         Class A common shares                                               16,785               16,785               1,679
                                                                           ------------          ----------          -------

      Total                                                                 229,246              179,658            $ 17,966
                                                                            =======              =======             =======

      The outstanding preferred shares are redeemable, at the option of the Company, at $10 per share plus all accrued and unpaid dividends. In the event of dissolution or liquidation, the preferred shareholders are entitled to receive these same amounts before any distributions are made to the common shareholder. The Series D Preferred Shares are convertible, at the option of the shareholder, into common shares on a one-for-one basis.


8.    COMMITMENTS

      Leases - The Company rents office space and certain computer and other equipment under leases expiring during the next 15 years. At December 31, 1993, the aggregate minimum annual rentals under noncancelable operating leases were as follows:


                                        Years Ending
                                        December 31
                                        ------------

                                          1994                    $ 6,237,568
                                          1995                      4,406,666
                                          1996                      3,513,503
                                          1997                      2,573,471
                                          1998                      2,223,802
                                          Thereafter               10,660,288
                                                                  -----------
                                                                  $29,615,298
                                 ===========

EXHIBIT E

PROPOSED USE OF HEDGING INSTRUMENTS AND DERIVATIVE SECURITIES

A. Hedging Instruments

Under the proposed non-fundamental investment policies, each Fund will be permitted to use hedging instruments and derivative securities. The Board of Trustees presently intends, however, that such investments will be used by the following Funds only in a manner consistent with their respective investment objectives and investment policies. The Board of Trustees has determined that the use of hedging instruments and derivative securities is presently inappropriate for Money Fund and this Fund will not be permitted to use such investments without prior Board approval. The Trust's prospectus would be revised or supplemented to describe any such investment policy change.

Each Fund (except Money Fund) will be permitted to buy and sell options and futures contracts ("futures") to manage its exposure to changing securities prices and currency exchange rates and for High Income Fund, Bond Fund and Strategic Bond Fund (collectively the "Fixed-Income Funds"), exposure to changing interest rates. Some of these strategies, such as selling futures, buying puts and writing calls, hedge a Fund's portfolio against price fluctuations. Other hedging strategies, such as buying futures, writing puts and buying calls, tend to increase a Fund's exposure to the market. Each Fund will be permitted to invest in financial futures, forward contracts (which may involve "cross-hedging," a technique in which a Fund hedges changes in currencies other than the currency in which the security it holds is denominated), and call and put options on debt securities, futures, bond indices and foreign currencies. In addition, each Fund may purchase "relative performance call options" that have a cash settlement based on the difference between the returns on two market indices. The Fixed-Income Funds may invest in interest rate futures and interest rate swap transactions. Capital Appreciation Fund, Growth Fund, Multiple Strategies Fund and Global Securities Fund may invest in stock index futures.

A call or put will not be purchased if the value of all of a Fund's call and put options would exceed 5% of the value of the Fund's total assets. Writing puts would require the segregation of liquid assets to cover the put. No Fund will write a put if it will require more than 50% of that Fund's net assets to be segregated to cover the put obligation. The Funds will not use futures and options on futures for speculative purposes.

The use of hedging instruments may involve special risks. Options and futures can be volatile investments and involve certain risks. If the Manager were to use a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce that Fund's return. Each Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market.

There are special risks in particular hedging strategies. For example, in writing puts, there is the risk that a Fund may be required to buy the underlying security at a disadvantageous price. The use of forward contracts may reduce the gain that would otherwise result from a change in the relationship between the U.S. dollar and a foreign currency. To limit its exposure in foreign currency exchange contracts, the Fund limits its exposure to the amount of its assets denominated in the foreign currency. Interest rate swaps are subject to credit risks (if the other party fails to meet its obligations) and also to interest rate risks, because a Fixed-Income Fund could be obligated to pay more under its swap agreements than it receives under them, as a result of interest rate changes. Cross-hedging entails a risk of loss on both the value of the security that is the basis of the hedge and the currency contract that was used in the hedge.

B. Derivative Securities

Each Fund will be permitted to invest in derivative securities, examples of which include the following, among others: "Index-linked" notes are debt securities of companies that call for payment on the maturity of the note in different terms than the typical note where the borrower agrees to pay a fixed sum on the maturity of the note. The payment on the maturity of an index-linked note depends on the performance on one or more of the market indices, such as the S&P 500 index. "Currency index securities" are typically short-term or intermediate-term debt securities whose maturity values or interest rates are determined by reference to one or more specified foreign currencies. "Debt exchangeable for common stock" of an issuer provide that at maturity, the principal amount of the debt security is exchanged for common stock of the issuer. "Equity-linked debt securities" provide that at maturity, the principal amount of the debt security is payable in an amount based on the issuer's common stock price at that time.

The risks of investing in derivative securities include not only the ability of the company issuing the instrument to pay the amount due on the maturity of the instrument, but also the risk that the underlying security or investment might not perform as expected. As a result, the amount payable at maturity could be less than the principal amount of the debt. The performance of derivative securities may also be influenced by interest rate changes in the U.S. and abroad. All this can mean that the Funds would realize less than expected principal, income or both.

The Fixed-Income Funds may invest in collateralized mortgage obligations ("CMOs") either issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans. CMOs are collateralized by a portfolio of mortgages or mortgage-related securities. Payment of the interest and principal generated by the pool of mortgages is passed through to the holders as the payments are received. CMOs are issued with a variety of classes or series ("tranches") that have different maturities. Certain CMO tranches may be more volatile and less liquid than other types of mortgage-related securities, because of the possibility of the prepayment of principal due to prepayments in the underlying mortgage loans.

The Fixed-Income Funds may invest in stripped mortgage-backed securities ("strips") of CMOs or other fixed-income securities. Strips are usually structured with two classes that receive varying proportions of the interest and principal distributions on a pool of mortgage assets. In some cases, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payment (including prepayments) on the related underlying mortgage. IO strips are therefore subject to increased volatility in price due to interest rate changes, and have the additional risk that if underlying mortgages are prepaid (which is more likely to occur if interest rates fall), a Fund will lose the anticipated cash flow from the interest on the prepaid mortgages.

Preliminary Copy

OPPENHEIMER VARIABLE ACCOUNT FUNDS
Oppenheimer High Income Fund
PROXY FOR SPECIAL SHAREHOLDERS MEETING TO BE HELD AUGUST 25, 1994

     The undersigned shareholder of Oppenheimer High Income Fund (the "Fund"), a series of Oppenheimer Variable Account Funds (the "Trust"), does hereby appoint James C. Swain, George C. Bowen and Rendle Myer, and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution, to attend the Special Meeting of Shareholders of the Trust to be held August 25, 1994, at 3410 South Galena Street, Denver, Colorado at 10:00 A.M., Denver time, and at all adjournments thereof, and to vote the shares held in the name of the undersigned on the record date for said meeting on each proposal specified on this proxy ballot. Said attorneys-in-fact shall vote in accordance with their best judgment as to any other matter.

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES, WHICH RECOMMENDS A VOTE FOR EACH PROPOSAL ON THIS PROXY BALLOT. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED ON THIS PROXY BALLOT OR FOR IF NO CHOICE IS INDICATED.

Please mark your proxy, date and sign it, and return it promptly in the accompanying envelope, which requires no postage if mailed in the United States.

1.    Approval of the Fund's Investment Advisory Agreement (Proposal No. 1)

      FOR ------         AGAINST ------           ABSTAIN -------

2. To approve changes in the Fund's fundamental investment policies (Proposal No. 2)

      FOR ------          AGAINST -------         ABSTAIN --------

                          Dated:  ---------------------, 1994
                                  (Month)      Day)

                                   ------------------------------
                                       Signature(s)

                                    -----------------------------
                                       Signature(s)

      NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR HEREON. When signing as custodian, attorney, executor, administrator, trustee, etc., please give your full title as such. All joint owners should sign this proxy.
If the account is registered in the name of a corporation, partnership or other entity, a duly authorized individual must sign on its behalf and give title.

                                                        Preliminary Copy

OPPENHEIMER VARIABLE ACCOUNT FUNDS
Oppenheimer Bond Fund
PROXY FOR SPECIAL SHAREHOLDERS MEETING TO BE HELD AUGUST 25, 1994

     The undersigned shareholder of Oppenheimer Bond Fund (the "Fund"), a series of Oppenheimer Variable Account Funds (the "Trust"), does hereby appoint James C. Swain, George C. Bowen and Rendle Myer, and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution, to attend the Special Meeting of Shareholders of the Trust to be held August 25, 1994, at 3410 South Galena Street, Denver, Colorado at 10:00 A.M., Denver time, and at all adjournments thereof, and to vote the shares held in the name of the undersigned on the record date for said meeting on each proposal specified on this proxy ballot. Said attorneys-in-fact shall vote in accordance with their best judgment as to any other matter.

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES, WHICH RECOMMENDS A VOTE FOR EACH PROPOSAL ON THIS PROXY BALLOT. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED ON THIS PROXY BALLOT OR FOR IF NO CHOICE IS INDICATED.

Please mark your proxy, date and sign it, and return it promptly in the accompanying envelope, which requires no postage if mailed in the United States.

1.    Approval of the Fund's Investment Advisory Agreement (Proposal No. 1)

      FOR ------     AGAINST ----        ABSTAIN ------

2. To approve changes in the Fund's fundamental investment policies (Proposal No. 2)

      FOR -------   AGAINST -----       ABSTAIN -------



                      Dated: -------------------, 1994
                             (Month)    (Day)


                                 ---------------------------
                                   Signature(s)

                                 ---------------------------
                                   Signature(s)

      NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR HEREON. When signing as custodian, attorney, executor, administrator, trustee, etc., please give your full title as such. All joint owners should sign this proxy.
If the account is registered in the name of a corporation, partnership or other entity, a duly authorized individual must sign on its behalf and give title.

                                                     Preliminary Copy

OPPENHEIMER VARIABLE ACCOUNT FUNDS
Oppenheimer Capital Appreciation Fund
PROXY FOR SPECIAL SHAREHOLDERS MEETING TO BE HELD AUGUST 25, 1994

     The undersigned shareholder of Oppenheimer Capital Appreciation Fund (the "Fund"), a series of Oppenheimer Variable Account Funds (the "Trust"), does hereby appoint James C. Swain, George C. Bowen and Rendle Myer, and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution, to attend the Special Meeting of Shareholders of the Trust to be held August 25, 1994, at 3410 South Galena Street, Denver, Colorado at 10:00 A.M., Denver time, and at all adjournments thereof, and to vote the shares held in the name of the undersigned on the record date for said meeting on each proposal specified on this proxy ballot. Said attorneys-in-fact shall vote in accordance with their best judgment as to any other matter.

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES, WHICH RECOMMENDS A VOTE FOR EACH PROPOSAL ON THIS PROXY BALLOT. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED ON THIS PROXY BALLOT OR FOR IF NO CHOICE IS INDICATED.

Please mark your proxy, date and sign it, and return it promptly in the accompanying envelope, which requires no postage if mailed in the United States.

1.    Approval of the Fund's Investment Advisory Agreement (Proposal No. 1)

      FOR ----       AGAINST -----     ABSTAIN -----

2. To approve changes in the Fund's fundamental investment policies (Proposal No. 2)

      FOR -----     AGAINST ------       ABSTAIN ------



                      Dated: -------------------, 1994
                             (Month)    (Day)


                                 ---------------------------
                                   Signature(s)

                                 ---------------------------
                                   Signature(s)

      NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR HEREON. When signing as custodian, attorney, executor, administrator, trustee, etc., please give your full title as such. All joint owners should sign this proxy.
If the account is registered in the name of a corporation, partnership or other entity, a duly authorized individual must sign on its behalf and give title.

                                                          Preliminary Copy

OPPENHEIMER VARIABLE ACCOUNT FUNDS
Oppenheimer Multiple Strategies Fund
PROXY FOR SPECIAL SHAREHOLDERS MEETING TO BE HELD AUGUST 25, 1994

     The undersigned shareholder of Oppenheimer Multiple Strategies Fund (the "Fund"), a series of Oppenheimer Variable Account Funds (the "Trust"), does hereby appoint James C. Swain, George C. Bowen and Rendle Myer, and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution, to attend the Special Meeting of Shareholders of the Trust to be held August 25, 1994, at 3410 South Galena Street, Denver, Colorado at 10:00 A.M., Denver time, and at all adjournments thereof, and to vote the shares held in the name of the undersigned on the record date for said meeting on each proposal specified on this proxy ballot. Said attorneys-in-fact shall vote in accordance with their best judgment as to any other matter.

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES, WHICH RECOMMENDS A VOTE FOR EACH PROPOSAL ON THIS PROXY BALLOT. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED ON THIS PROXY BALLOT OR FOR IF NO CHOICE IS INDICATED.

Please mark your proxy, date and sign it, and return it promptly in the accompanying envelope, which requires no postage if mailed in the United States.

1.    Approval of the Fund's Investment Advisory Agreement (Proposal No. 1)

      FOR -----        AGAINST ------      ABSTAIN ------

2. To approve changes in the Fund's fundamental investment policies (Proposal No. 2)

      FOR -----        AGAINST -----       ABSTAIN ------


                      Dated: -------------------, 1994
                             (Month)    (Day)


                                 ---------------------------
                                   Signature(s)

                                 ---------------------------
                                   Signature(s)

      NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR HEREON. When signing as custodian, attorney, executor, administrator, trustee, etc., please give your full title as such. All joint owners should sign this proxy.
If the account is registered in the name of a corporation, partnership or other entity, a duly authorized individual must sign on its behalf and give title.

Preliminary Copy

OPPENHEIMER VARIABLE ACCOUNT FUNDS
Oppenheimer Global Securities Fund
PROXY FOR SPECIAL SHAREHOLDERS MEETING TO BE HELD AUGUST 25, 1994

     The undersigned shareholder of Oppenheimer Global Securities Fund (the "Fund"), a series of Oppenheimer Variable Account Funds (the "Trust"), does hereby appoint James C. Swain, George C. Bowen and Rendle Myer, and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution, to attend the Special Meeting of Shareholders of the Trust to be held August 25, 1994, at 3410 South Galena Street, Denver, Colorado at 10:00 A.M., Denver time, and at all adjournments thereof, and to vote the shares held in the name of the undersigned on the record date for said meeting on each proposal specified on this proxy ballot. Said attorneys-in-fact shall vote in accordance with their best judgment as to any other matter.

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES, WHICH RECOMMENDS A VOTE FOR EACH PROPOSAL ON THIS PROXY BALLOT. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED ON THIS PROXY BALLOT OR FOR IF NO CHOICE IS INDICATED.

Please mark your proxy, date and sign it, and return it promptly in the accompanying envelope, which requires no postage if mailed in the United States.

1.    Approval of the Fund's Investment Advisory Agreement (Proposal No. 1)

      FOR ----        AGAINST -----        ABSTAIN ------

2. To approve changes in the Fund's fundamental investment policies (Proposal No. 2)

      FOR -----      AGAINST ----          ABSTAIN -------


                                  Dated: ------------------------, 1994
                                          (Month)           (Day)

                                 ---------------------------
                                   Signature(s)

                                 ---------------------------
                                   Signature(s)

      NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR HEREON. When signing as custodian, attorney, executor, administrator, trustee, etc., please give your full title as such. All joint owners should sign this proxy.
If the account is registered in the name of a corporation, partnership or other entity, a duly authorized individual must sign on its behalf and give title.


PROXY/999BAL

Preliminary Copy

OPPENHEIMER VARIABLE ACCOUNT FUNDS
Oppenheimer Growth Fund
PROXY FOR SPECIAL SHAREHOLDERS MEETING TO BE HELD AUGUST 25, 1994

     The undersigned shareholder of Oppenheimer Growth Fund (the "Fund"), a series of Oppenheimer Variable Account Funds (the "Trust"), does hereby appoint James C. Swain, George C. Bowen and Rendle Myer, and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution, to attend the Special Meeting of Shareholders of the Trust to be held August 25, 1994, at 3410 South Galena Street, Denver, Colorado at 10:00 A.M., Denver time, and at all adjournments thereof, and to vote the shares held in the name of the undersigned on the record date for said meeting on each proposal specified on this proxy ballot. Said attorneys-in-fact shall vote in accordance with their best judgment as to any other matter.

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES, WHICH RECOMMENDS A VOTE FOR EACH PROPOSAL ON THIS PROXY BALLOT. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED ON THIS PROXY BALLOT OR FOR IF NO CHOICE IS INDICATED.

Please mark your proxy, date and sign it, and return it promptly in the accompanying envelope, which requires no postage if mailed in the United States.

1.    Approval of the Fund's Investment Advisory Agreement (Proposal No. 1)

      FOR -----          AGAINST ------         ABSTAIN ------

2. To approve changes in the Fund's fundamental investment policies (Proposal No. 2)

      FOR ------         AGAINST ------          ABSTAIN ------


                                  Dated: ------------------------, 1994
                                          (Month)           (Day)

                                 ---------------------------
                                   Signature(s)

                                 ---------------------------
                                   Signature(s)

      NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR HEREON. When signing as custodian, attorney, executor, administrator, trustee, etc., please give your full title as such. All joint owners should sign this proxy.
If the account is registered in the name of a corporation, partnership or other entity, a duly authorized individual must sign on its behalf and give title.

Preliminary Copy

OPPENHEIMER VARIABLE ACCOUNT FUNDS
Oppenheimer Money Fund
PROXY FOR SPECIAL SHAREHOLDERS MEETING TO BE HELD AUGUST 25, 1994

     The undersigned shareholder of Oppenheimer Money Fund (the "Fund"), a series of Oppenheimer Variable Account Funds (the "Trust"), does hereby appoint James C. Swain, George C. Bowen and Rendle Myer, and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution, to attend the Special Meeting of Shareholders of the Trust to be held August 25, 1994, at 3410 South Galena Street, Denver, Colorado at 10:00 A.M., Denver time, and at all adjournments thereof, and to vote the shares held in the name of the undersigned on the record date for said meeting on each proposal specified on this proxy ballot. Said attorneys-in-fact shall vote in accordance with their best judgment as to any other matter.

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES, WHICH RECOMMENDS A VOTE FOR EACH PROPOSAL ON THIS PROXY BALLOT. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED ON THIS PROXY BALLOT OR FOR IF NO CHOICE IS INDICATED.

Please mark your proxy, date and sign it, and return it promptly in the accompanying envelope, which requires no postage if mailed in the United States.

1.    Approval of the Fund's Investment Advisory Agreement (Proposal No. 1)

      FOR -----            AGAINST -----        ABSTAIN -----


2. To approve changes in the Fund's fundamental investment policies (Proposal No. 2)

      FOR -----            AGAINST -----        ABSTAIN -----


                                  Dated: ------------------------, 1994
                                          (Month)           (Day)

                                 ---------------------------
                                   Signature(s)

                                 ---------------------------
                                   Signature(s)

      NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR HEREON. When signing as custodian, attorney, executor, administrator, trustee, etc., please give your full title as such. All joint owners should sign this proxy.
If the account is registered in the name of a corporation, partnership or other entity, a duly authorized individual must sign on its behalf and give title.


PROXY/999BAL

Preliminary Copy

OPPENHEIMER VARIABLE ACCOUNT FUNDS
Oppenheimer Strategic Bond Fund
PROXY FOR SPECIAL SHAREHOLDERS MEETING TO BE HELD AUGUST 25, 1994

     The undersigned shareholder of Oppenheimer Strategic Bond Fund (the "Fund"), a series of Oppenheimer Variable Account Funds (the "Trust"), does hereby appoint James C. Swain, George C. Bowen and Rendle Myer, and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution, to attend the Special Meeting of Shareholders of the Trust to be held August 25, 1994, at 3410 South Galena Street, Denver, Colorado at 10:00 A.M., Denver time, and at all adjournments thereof, and to vote the shares held in the name of the undersigned on the record date for said meeting on each proposal specified on this proxy ballot. Said attorneys-in-fact shall vote in accordance with their best judgment as to any other matter.

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES, WHICH RECOMMENDS A VOTE FOR EACH PROPOSAL ON THIS PROXY BALLOT. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED ON THIS PROXY BALLOT OR FOR IF NO CHOICE IS INDICATED.

Please mark your proxy, date and sign it, and return it promptly in the accompanying envelope, which requires no postage if mailed in the United States.

1.    Approval of the Fund's Investment Advisory Agreement (Proposal No. 1)

      FOR -----            AGAINST -----        ABSTAIN -----


                                  Dated: ------------------------, 1994
                                          (Month)           (Day)

                                 ---------------------------
                                   Signature(s)

                                 ---------------------------
                                   Signature(s)

      NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR HEREON. When signing as custodian, attorney, executor, administrator, trustee, etc., please give your full title as such. All joint owners should sign this proxy.
If the account is registered in the name of a corporation, partnership or other entity, a duly authorized individual must sign on its behalf and give title.